EXHIBIT 99.1

BROCADE CONTACTS
Public Relations John Noh Tel: 408-333-5108 jnoh@brocade.com	Investor Relations Peter Ausnit Tel: 408-333-4000 pausnit@brocade.com

Brocade Delivers Record Fiscal Q4 and 2009 Results with 33% Year-

over-Year Annual Revenue Growth

Quarterly Revenues Outpace Sequential Growth of Large Networking Peers

and Increase 31 Percent Year-Over-Year

SAN JOSE, Calif., Nov. 23, 2009 — Brocade® (NASDAQ GS: BRCD) today reported financial results for its fourth fiscal quarter and full fiscal year ended October 31, 2009. Brocade’s quarterly revenues increased 31 percent year-over-year to $521.8 million and annual revenues increased 33 percent year-over-year to over $1.95 billion.

“Fiscal 2009 was a transformational year as Brocade became one of only two end-to-end networking solutions providers in the industry,” said Michael Klayko, CEO of Brocade. “Brocade also delivered exceptionally strong year-over-year revenue growth, and increased its account penetration in the Ethernet networking market while growing share in the storage networking market.”

Klayko continued, “In addition, Q4 saw tremendous momentum as we exceeded the Street’s consensus non-GAAP EPS estimates for the seventeenth consecutive quarter, delivered the fastest sequential revenue growth of any large networking vendor and generated strong cash flows. Looking at 2010, we expect to continue our momentum as we execute our strategy of delivering the highest levels of performance, quality, innovation and choice to the IT market.”

Brocade management has posted prepared comments and slides on its Fiscal Q4 and 2009 results and Fiscal 2010 outlook at www.BRCD.com in addition to this press release. Brocade will host a live webcast conference call to answer questions from investors and analysts at 5:00 a.m. Pacific time on November 24. Questions may be also submitted in advance to ir@brocade.com.

Other Q4 product, customer, and partner announcements are available at http://newsroom.brocade.com/.

Financial Highlights and Additional Financial Information

•	Fiscal year 2009 revenue was $1,952.9 million, increasing 33% over fiscal year 2008.

•	Q4 revenue was $521.8 million, increasing 31% year-over-year and 6% sequentially.

•	Q4 total Storage Area Networking (SAN) port shipments were approximately 1.0 million.

•	Q4 SAN Average Selling Price (ASP) declines were in the low single digits.

•	Q4 effective GAAP tax rate was (24.9)%; non-GAAP effective tax-rate was 25.3%.

•	Q4 Adjusted EBITDA was $130.6 million, increasing from $119.3 million in Q3.

•	Q4 non-GAAP operating margin was 22.7%, increasing from 20.3% in Q3.

	Q4 2009	Q3 2009	Q4 2008
Revenue	$521.8 M	$493.3 M	$398.5 M
GAAP net income (loss)	$33.6 M	$(21.0) M	$35.6 M
Non-GAAP net income	$73.4 M	$55.4 M	$75.8 M
GAAP EPS – diluted	$0.07	$(0.05)	$0.09
Non-GAAP EPS – diluted	$0.15	$0.12	$0.20
Non-GAAP gross margin	59.5%	58.2%	64.1%
Non-GAAP operating margin	22.7%	20.3%	26.2%
Adjusted EBITDA (4)	$130.6 M	$119.3 M	$142.1 M
Cash provided by operations	$155.3 M	$16.6 M	$168.6 M

Brocade

1745 Technology Dr., San Jose, CA 95110

T. 408.333.8000 F. 408.333.8101

www.brocade.com

Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. A detailed reconciliation between GAAP and non-GAAP information is contained in the tables included herein.

As a % of total revenues	Q4 2009 (3)	Q3 2009	Q4 2008
OEM revenues	65%	63%	88%
Channel/Direct revenues	35%	37%	12%
10% or greater customer revenues	46%	46%	65%
Domestic revenues (1)	63%	64%	64%
International revenues (1)	37%	36%	36%
Data Storage Revenue	58%	58%	84%
Ethernet Products Revenue	25%	24%	0%
Stackable % of Ethernet Revenues (2)	30%	26%	28%
Chassis % of Ethernet Revenues (2)	70%	74%	72%
Enterprise % of Ethernet Revenues (2)	86%	83%	73%
Service Providers % of Ethernet Revenues (2)	14%	17%	27%
Global Services Revenue	17%	18%	16%

	Q4 2009	Q3 2009	Q4 2008
Cash, cash equivalents and investments	$338.9 M	$249.9 M	$820.1 M
Deferred revenues	$235.4 M	$230.1 M	$141.2 M
Capital expenditures – non-campus related	$ 16.7 M	$ 20.0 M	$ 13.9 M
Capital expenditures – campus related	$ 27.8 M	$ 24.8 M	$ 4.7 M
Total debt, net of discount	$1,085 M	$1,139 M	$1,225 M
Days sales outstanding	52 days	56 days	36 days
Employees at end of period	4,070	3,866	2,834

1)	Based on Brocade estimates of adjustment for partners taking delivery of internationally bound shipments in the United States, end-user demand was 53% domestic and 47% international.
2)	On an “As If” combined Brocade basis with respect to Q4 2008.
3)	Q4 2009 is the third full quarter of combined operations post acquisition of Foundry.
4)	EBITDA adjusted for non cash expenses and legal fees and recoveries related to indemnification obligations.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures. In evaluating Brocade’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP.

Management believes that non-GAAP net income and other non-GAAP financial measures used in this press release allow management to gain a better understanding of Brocade’s comparative operating performance from period to period and to its competitors’ operating results. Management also believes these non-GAAP financial measures help indicate Brocade’s baseline performance before gains, losses or charges that are considered by management to be outside ongoing operating results. Accordingly, management uses these non-GAAP financial measures for planning and forecasting of future periods and in making decisions regarding operations performance and the allocation of resources. Management believes these non-GAAP financial measures, when read in conjunction with Brocade’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Brocade’s ongoing operating results;

•	the ability to better identify trends in Brocade’s underlying business and perform related trend analysis;

•	a better understanding of how management plans and measures Brocade’s underlying business; and

•	an easier way to compare Brocade’s most recent results of operations against investor and analyst financial models.

Management excludes certain gains or losses and benefits or costs in determining non-GAAP net income that are the result of infrequent events or arise outside the ordinary course of our continuing operations. Management believes that it is appropriate to evaluate Brocade’s operating performance by excluding those items that are not indicative of ongoing operating results or limit comparability. Such items include: (i) legal fees and recoveries associated with indemnification obligations to former directors and officers and other related costs, net, (ii) provision for class action lawsuit, (iii) acquisition and integration costs (in connection with the Foundry acquisition), (iv) in-process research and development charges (in connection with the Foundry acquisition), (v) loss on sale of investments, and (vi) loss on impairment of portfolio investments.

Management also excludes the following non-cash charges in determining non-GAAP net income: (i) stock-based compensation expense, (ii) amortization of purchased intangible assets, (iii) costs/benefits associated with restructuring costs and facilities lease losses, and (iv) goodwill and acquisition-related intangible assets impairment. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, management believes that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies. Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for Brocade’s newly acquired and long-held businesses. Management also believes that the expense associated with the goodwill and acquisition-related intangible assets impairment is appropriate to be excluded because we do not believe that this charge is indicative of future operating results and we believe that investors benefit from an understanding of our operating results without giving effect to it.

Finally, management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

Limitations. These non-GAAP financial measures have limitations, however, because they do not include all items of income and expense that impact the Company. Management compensates for these limitations by also considering Brocade’s GAAP results. The non-GAAP financial measures that Brocade uses are not prepared in accordance with, and should not be considered an alternative to measurements required by GAAP, such as operating income, net income (loss) and net income (loss) per share, and should not be considered measurements of Brocade’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measurements reported by other companies.

Cautionary Statement

This press release contains statements that are forward-looking in nature, including statements regarding Brocade’s market positioning and opportunities, including potential benefits of new or expanded partner relationships, and the integration of the Foundry acquisition. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, the effect of changes in IT spending levels, market competition and changes in the industry, Brocade’s ability to successfully introduce new products and services on a timely basis, and Brocade’s ability to manage its business effectively in a rapidly evolving market. Certain of these and other risks are set forth in more detail in “Item 1A. Risk Factors” in Brocade’s Quarterly Report on Form 10-Q for the fiscal quarter ended August 1, 2009. Brocade does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.

About Brocade

Brocade® (NASDAQ GS: BRCD) develops extraordinary networking solutions that enable today’s complex, data-intensive businesses to optimize information connectivity and maximize the business value of their data. For more information, visit www.brocade.com.

# # #

Brocade, the B-wing symbol, BigIron, DCX, Fabric OS, FastIron, IronPoint, IronShield, IronView, IronWare, JetCore, NetIron, SecureIron, ServerIron, StorageX and TurboIron are registered trademarks, and DCFM, Extraordinary Networks and SAN Health are trademarks of Brocade Communications Systems, Inc., in the United States and/or in other countries. All other brands, products or service names are or may be trademarks or service marks of, and are used to identify, products or services of their respective owners.

© 2009 Brocade Communications Systems, Inc. All Rights Reserved.

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Twelve Months Ended
	October 31, 2009	October 25, 2008	October 31, 2009	October 25, 2008

Net revenues
Product	$432,394	$335,403	$1,615,511	$1,230,737
Services	89,361	63,095	337,415	236,200

Total net revenues	521,755	398,498	1,952,926	1,466,937
Cost of revenues
Product	203,442	114,374	739,354	459,850
Services	47,466	38,987	180,072	146,715

Total cost of revenues	250,908	153,361	919,426	606,565

Gross margin	270,847	245,137	1,033,500	860,372
Operating expenses:
Research and development	95,346	70,867	354,809	255,571
Sales and marketing	103,451	71,112	385,155	274,311
General and administrative	22,209	14,912	84,962	58,172
Legal fees and recoveries associated with indemnification obligations and other related costs, net	(14,612)	26,274	23,941	48,673
Provision for class action lawsuit	—	—	—	160,000
Amortization of intangible assets	17,052	7,820	68,718	31,484
Acquisition and integration costs	333	682	5,127	682
Restructuring costs and facilities lease loss, net	—	3,208	2,329	2,731
In-process research and development	—	—	26,900	—
Goodwill and acquisition-related intangible assets impairment	—	—	53,306	—

Total operating expenses	223,779	194,875	1,005,247	831,624

Income from operations	47,068	50,262	28,253	28,748
Interest and other income/(expense), net	530	(796)	(2,382)	26,867
Interest expense	(20,681)	(5,684)	(91,281)	(10,068)
(Gain)/loss on sale of investments, net	(27)	111	(602)	(6,874)
Loss on impairment of portfolio investments	—	(8,751)	—	(8,751)

Income/(loss) before provision/(benefit) for income taxes	26,890	35,142	(66,012)	29,922
Income tax provision/(benefit)	(6,707)	(439)	10,573	(137,148)

Net income/(loss)	$33,597	$35,581	$(76,585)	$167,070

Net income/(loss) per share – Basic	$0.08	$0.10	$(0.19)	$0.45

Net income/(loss) per share – Diluted	$0.07	$0.09	$(0.19)	$0.43

Shares used in per share calculation – Basic	425,530	371,845	398,948	375,303

Shares used in per share calculation – Diluted	492,174	389,477	398,948	394,703

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands) (unaudited)

	October 31, 2009	October 25, 2008
Assets
Current assets:
Cash and cash equivalents	$334,193	$453,884
Short-term investments	4,678	152,741
Restricted cash	12,502	—

Total cash, cash equivalents, short-term investments and restricted cash	351,373	606,625
Accounts receivable, net	297,819	158,935
Inventories	72,152	21,362
Deferred tax assets	84,629	104,705
Prepaid expenses and other current assets	79,302	49,931

Total current assets	885,275	941,558

Long-term marketable equity securities	—	177,380
Long-term investments	—	36,120
Restricted cash	—	1,075,079
Property and equipment, net	442,408	313,379
Goodwill	1,648,217	268,977
Intangible assets, net	470,872	220,567
Non-current deferred tax assets	185,713	227,795
Other assets	28,218	37,793

Total assets	$3,660,703	$3,298,648

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$181,249	$167,660
Accrued employee compensation	160,832	107,994
Deferred revenue	174,870	103,372
Current liabilities associated with facilities lease losses	10,769	13,422
Liability associated with class action lawsuit	—	160,000
Revolving credit facility	14,050	—
Current portion of long-term debt	38,822	43,606
Convertible subordinated debt	171,822	—
Purchase commitments	17,011	17,332
Other accrued liabilities	88,252	88,472

Total current liabilities	857,677	701,858

Long-term debt, net of current portion	860,114	1,011,399
Non-current convertible subordinated debt	—	169,660
Non-current liabilities associated with facilities lease losses	10,150	15,007
Non-current deferred revenue	60,575	37,869
Non-current income tax liability	92,276	67,497
Other non-current liabilities	15,114	13,118

Stockholders’ equity
Common stock	1,872,482	1,393,299
Accumulated other comprehensive loss	(5,920)	(85,877)
Accumulated deficit	(101,765)	(25,182)

Total stockholders’ equity	1,764,797	1,282,240

Total liabilities and stockholders’ equity	$3,660,703	$3,298,648

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Three Months Ended October 31, 2009 and October 25, 2008

(in thousands)

(unaudited)

	Three Months Ended
	October 31, 2009	October 25, 2008
Cash flows from operating activities:
Net income	$33,597	$35,581
Adjustments to reconcile net income to net cash provided by operating activities:
Excess tax benefit from employee stock plans	(192)	(13,641)
Depreciation and amortization	51,486	30,533
Loss on disposal of property and equipment	110	1,853
Amortization of debt issuance costs	4,182	319
Net losses on investments and marketable equity securities	27	8,839
Provision for doubtful accounts receivable and sales allowances	3,148	1,700
Non-cash compensation expense	35,714	7,515
Capitalization of interest cost	(2,737)	(970)
Non-cash facilities lease loss benefit	—	(105)
Changes in assets and liabilities:
Restricted cash	(12,502)	—
Accounts receivable	821	13,386
Inventories	(18,560)	(6,993)
Prepaid expenses and other assets	(2,716)	44,232
Deferred tax assets	2,440	(48,296)
Accounts payable	30,815	39,353
Accrued employee compensation	27,425	33,768
Deferred revenue	5,376	(7,486)
Other accrued liabilities	(118)	31,308
Liabilities associated with facilities lease losses	(3,004)	(2,325)

Net cash provided by operating activities	155,312	168,571

Cash flows from investing activities:
Purchases of property and equipment	(44,491)	(18,603)
Purchases of short-term investments	(22)	(2,053)
Purchases of marketable equity securities	—	(248,431)
Proceeds from maturities and sale of short-term investments	1,056	107,547
Purchases of non-marketable minority equity investments	—	(1,436)
(Increase) decrease in restricted cash	—	(1,075,079)
Cash paid in connection with pending acquisition of Foundry Networks, Inc.	—	(1,000)

Net cash used in investing activities	(43,457)	(1,239,055)

Cash flows from financing activities:
Payment of principal related to the term loan	(57,881)	—
Common stock repurchases	—	—
Excess tax benefit from employee stock plans	192	13,641
Proceeds from issuance of common stock, net	35,375	615
Proceeds from term loan	—	1,054,425

Net cash provided by (used in) financing activities	(22,314)	1,068,681

Effect of exchange rate fluctuations on cash and cash equivalents	473	(3,712)

Net increase (decrease) in cash and cash equivalents	90,014	(5,515)
Cash and cash equivalents, beginning of period	244,179	459,399

Cash and cash equivalents, end of period	$334,193	$453,884

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Twelve Months Ended October 31, 2009 and October 25, 2008

(in thousands)

(unaudited)

	Twelve Months Ended
	October 31, 2009	October 25, 2008
Cash flows from operating activities:
Net income (loss)	$(76,585)	$167,070
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Release of valuation allowance	—	(185,176)
Excess tax benefit from employee stock plans	794	(16,146)
Depreciation and amortization	196,573	120,178
Loss on disposal of property and equipment	1,478	3,181
Amortization of debt issuance costs	16,038	319
Net losses on investments and marketable equity securities	597	15,327
Provision for doubtful accounts receivable and sales allowances	12,681	6,614
Non-cash compensation expense	137,219	39,036
Capitalization of interest cost	(9,093)	(970)
In-process research and development	26,900	—
Non-cash facilities lease loss benefit	(339)	(582)
Asset impairment charge	53,306	—
Changes in assets and liabilities:
Restricted cash	(12,502)	—
Accounts receivable	(74,965)	17,143
Inventories	25,338	(3,345)
Prepaid expenses and other assets	4,213	25,200
Deferred tax assets	3,091	(58,104)
Accounts payable	(11,052)	40,550
Accrued employee compensation	(28,685)	30,242
Deferred revenue	26,454	10,185
Other accrued liabilities	(5,543)	77,311
Liabilities associated with facilities lease losses	(10,394)	(9,538)
Liability associated with class action lawsuit	(160,000)	160,000

Net cash provided by operating activities	115,524	438,495

Cash flows from investing activities:
Purchases of property and equipment	(162,770)	(144,071)
Purchases of short-term investments	(138)	(169,016)
Purchases of marketable equity securities	—	(248,431)
Proceeds from sale of marketable equity securities and equity investments	—	9,926
Proceeds from maturities and sale of short-term investments	155,986	448,385
Purchases of non-marketable minority equity investments	—	(1,436)
Purchases of long-term investments	—	(37,731)
Proceeds from maturities and sale of long-term investments	30,173	22,483
(Increase) decrease in restricted cash	1,075,079	(1,075,079)
Cash paid in connection with pending acquisition of Foundry Networks, Inc.	—	(1,000)
Net cash paid in connection with acquisitions	(1,297,482)	(43,554)

Net cash used in investing activities	(199,152)	(1,239,524)

Cash flows from financing activities:
Payment of senior underwriting fees related to the term loan	(30,525)	—
Payment of principal related to the term loan	(166,022)	—
Common stock repurchases	—	(168,293)
Excess tax benefit from employee stock plans	(794)	16,146
Proceeds from issuance of common stock, net	145,655	42,418
Proceeds from term loan	—	1,054,425
Proceeds from revolving credit facility	14,050	—

Net cash provided by (used in) financing activities	(37,636)	944,696

Effect of exchange rate fluctuations on cash and cash equivalents	1,573	(5,538)

Net increase (decrease) in cash and cash equivalents	(119,691)	138,129
Cash and cash equivalents, beginning of period	453,884	315,755

Cash and cash equivalents, end of period	$334,193	$453,884

BROCADE COMMUNICATIONS SYSTEMS, INC.

RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	October 31, 2009	October 25, 2008

Net income on a GAAP basis	$33,597	$35,581
Adjustments:
Stock-based compensation expense included in cost of revenues	7,062	1,616
Amortization of intangible assets expense included in cost of revenues	17,898	8,780
Provision for certain pre-acquisition litigation	14,335	—
Legal fees associated with certain pre-acquisition litigation	546	20

Total gross margin adjustments	39,841	10,416

Legal fees and recoveries associated with indemnification obligations and other related costs, net	(14,612)	26,274
Stock-based compensation expense included in research and development	10,251	2,385
Stock-based compensation expense included in sales and marketing	12,934	2,325
Stock-based compensation expense included in general and administrative	5,468	1,189
Amortization of intangible assets expense included in operating expenses	17,052	7,820
Acquisition and integration costs	333	682
Restructuring costs and facilities lease loss benefit, net	—	3,208

Total operating expense adjustments	31,426	43,883

Total operating income adjustments	71,267	54,299
Loss on impairment of portfolio investments	—	8,751
Acquisition-related financing charges	—	4,736
Income tax effect of adjustments	(31,502)	(27,602)

Non-GAAP net income	$73,362	$75,765

Non-GAAP net income per share – basic	$0.17	$0.20

Non-GAAP net income per share – diluted	$0.15	$0.20

Shares used in non-GAAP per share calculation – basic	425,530	371,845

Shares used in non-GAAP per share calculation – diluted	492,174	389,477

See explanation of non-GAAP information included herein.

BROCADE COMMUNICATIONS SYSTEMS, INC.

RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME (LOSS)

(in thousands, except per share amounts)

(unaudited)

	Twelve Months Ended
	October 31, 2009	October 25, 2008

Net income (loss) on a GAAP basis	$(76,585)	$167,070
Adjustments:
Stock-based compensation expense included in cost of revenues	25,654	9,117
Amortization of intangible assets expense included in cost of revenues	65,803	37,400
Provision for certain pre-acquisition litigation	14,335	—
Legal fees associated with certain pre-acquisition litigation	546	2,339

Total gross margin adjustments	106,338	48,856

Legal fees and recoveries associated with indemnification obligations and other related costs, net	23,941	48,673
Provision for class action lawsuit	—	160,000
Stock-based compensation expense included in research and development	40,365	10,324
Stock-based compensation expense included in sales and marketing	48,820	10,652
Stock-based compensation expense included in general and administrative	22,380	8,944
Amortization of intangible assets expense included in operating expenses	68,718	31,484
Acquisition and integration costs	5,127	682
Restructuring costs and facilities lease losses (benefits), net	2,329	2,731
In-process research and development	26,900	—
Goodwill and acquisition-related intangible assets impairment	53,306	—

Total operating expense adjustments	291,886	273,490

Total operating income adjustments	398,224	322,346
Loss on sale of investments, net	—	6,004
Loss on impairment of portfolio investments	—	8,751
Acquisition-related financing charges	4,366	4,736
Income tax effect of adjustments	(86,586)	(248,001)

Non-GAAP net income	$239,419	$260,906

Non-GAAP net income per share – basic	$0.60	$0.70

Non-GAAP net income per share – diluted	$0.53	$0.67

Shares used in non-GAAP per share calculation – basic	398,948	375,303

Shares used in non-GAAP per share calculation – diluted	454,293	394,703

See explanation of non-GAAP information included herein.